Exhibit 99.17(a)

                                                                EXECUTION COPY



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                  THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated March 1, 2006, ("Agreement") among Morgan Stanley Mortgage Capital Inc. ("Assignor"), Morgan Stanley Capital I Inc. ("Assignee") and Wells Fargo Bank, National Association (in such capacity, the "Company") and acknowledged by LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of Morgan Stanley Mortgage Loan Trust 2006-5AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance

         1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain mortgage loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Seller's Warranties and Servicing Agreement dated as of December 1, 2005 (the "SWSA"), between the Assignor, as purchaser (the "Purchaser"), and the Company, as servicer, solely insofar as the SWSA relates to the Mortgage Loans. In connection with the transfer of the Mortgage Loans hereunder, the Company agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the SWSA.

                  The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the SWSA which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

Recognition of the Company

         2. From and after the date hereof (the "Closing Date"), the Company shall and does hereby recognize that the Assignor will transfer the Mortgage Loans and assign its rights under the SWSA to the Assignee and that the Assignee will thereafter transfer the Mortgage Loans and assign its rights under the SWSA and this Agreement to the Trust created pursuant to a pooling and SWSA, dated as of March 1, 2006 (the "Pooling Agreement"), among the Assignee, Wells Fargo Bank, National Association, as securities administrator, the Master Servicer and the Trustee. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the Trust (including the Trustee and, with respect to the servicing of the Mortgage Loans, the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the SWSA, including, without limitation, the enforcement of the document delivery requirements set forth in Section 2.01 of the SWSA, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Owner (insofar as they relate to the rights, title and interest and, with respect to obligations of the Owner, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the SWSA insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the SWSA which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the SWSA with respect to the Mortgage Loans without the prior written consent of the Trustee and the Master Servicer.

         3. Notwithstanding any statement to the contrary in Section 2 above, the Company shall and does hereby acknowledge that the indemnification provisions set forth in Section 3.02, Section 8.01 and the first instance of
Section 9.01(g) of the SWSA shall be available to and for the benefit of the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf), as provided in the SWSA.

         4. Representations and Warranties

                  a. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Company other than those contained in the SWSA or this Agreement.

                  b. Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

                  c. Each of the Assignor, Assignee and Company hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and with respect to the Company, similar laws administered by the FDIC affecting the contract obligations of insured banks and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  d. The Company hereby restates, as of the Closing Date (as defined in the Pooling Agreement, the representations and warranties set forth in Section 3.01 of the SWSA to and for the benefit of the Assignee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

         5. The Company hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement and, therefore, has the right to enforce all obligations of the Company under the SWSA. Such rights will include, without limitation, the right to terminate the Company under the SWSA upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the SWSA, the right to receive all monthly reports and other data required to be delivered by the Company under the SWSA, the right to examine the books and records of the Company, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor. The Company shall make all distributions under the SWSA to the Master Servicer by wire transfer of immediately available funds to:


                  Wells Fargo Bank, National Association
                  ABA Number:       121-000-248
                  Account Name:  Corporate Trust Clearing
                  Account number:  3970771416
                  For further credit to:  50909000, MSM 2006-5AR

                  The Company shall deliver all reports required to be delivered under this Agreement to the Master Servicer at the following address:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager, MSM 2006-5AR
                  Telecopier: (410) 715-2380

Certain Matters Regarding the Trustee

         6. Each party hereto hereby agrees as follows:

         It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

Amendments to the SWSA

         7. The parties to this Agreement hereby agree to amend the SWSA as follows:

            a. With respect to Article I, "Permitted Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

            b. With respect to Article I, the definition of "Static Pool Information" shall be inapplicable.

            c. With respect to Article I, the definition of "Third-Party Originator" shall be inapplicable.

            d. Section 3.01(i) (Selection Process), Section 3.01(k) (Sale Treatment) and Section 3.01(m) (No Broker's Fees) of the SWSA shall be inapplicable.

            e.  Section 3.02 shall be inapplicable.

            f. Section 4.05(vii) is hereby amended to add the term "Monthly Advances," prior to the term "Servicing Advances."

            g. The words "on or before the Remittance Date" are hereby deleted from the first sentence of Section 4.17.

            h. The second sentence of the second paragraph of Section 5.01 is hereby amended and restated in its entirety as follows:

                           "Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

            i. The first paragraph of Section 5.02 is hereby amended and restated in its entirety as follows:

                           "Not later than the Remittance Report Date, the Company shall furnish to the Purchaser in an electronic form the information required by the reports attached hereto as Exhibit II, or a form otherwise mutually agreed to by the Company and Purchaser, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month."

            j. The second paragraph of Section 6.02 is hereby amended and restated in its entirety as follows:

                           "If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser, the Trustee or the Trust Fund may have under the mortgage instruments, the Company shall deposit into the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the day preceding the Remittance Date in the month following the date of such release. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in
                           Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein."

            k.  Section 6.04 is hereby modified as follows:

                           (1) delete paragraph (i) in its entirety; and

                           (2) the phrases "Purchaser and any Depositor" and "Purchaser and such Depositor" are hereby deleted and replaced with "Purchaser or Master Servicer" and "Purchaser or such Master Servicer", respectively.

            l.  Section 6.06 is hereby modified as follows:

                           (1) the phrases "Purchaser and any Depositor" and "Purchaser and such Depositor" are hereby deleted and replaced with "Purchaser or Master Servicer" and "Purchaser or such Master Servicer", respectively;

                           (2) Section 6.06(i) is hereby amended by inserting at the end of such subsection "(or those Servicing Criteria otherwise mutually agreed to by the Purchaser, the Company and any Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation
                           AB)"; and

            m. The first word in Section 6.06(iv) is deleted and replaced in its entirety with "deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver,"

            n. The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 6.07(i):

                           "(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

            o. The third clause of the first sentence of Section 6.07(ii) is hereby amended and restated as follows:

                           "which continues unremedied for fourteen (14) calendar days after the date on which such information,"

            p.  Section 6.10 is hereby deleted in its entirety.

            q.  Section 9.01(f)(i) is hereby deleted in its entirety.

            r.  Section 9.01(f)(ii) is hereby deleted in its entirety.

            s. Section 9.01(f)(iii) is amended to require the Company to comply with the obligations thereof in connection with the purchase of servicing rights for the Specified Mortgage Loans.

            t. Section 9.01(f)(iii) is also amended by adding the following after item (H):

                           "(I) a description of any affiliation or relationship of a type described in Item 1119 of Regulation AB between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                                 (1) the sponsor;
                                 (2) the depositor;
                                 (3) the issuing entity;
                                 (4) any servicer;
                                 (5) any trustee;
                                 (6) any originator;

                                 (7) any significant obligor;
                                 (8) any enhancement or support provider; and
                                 (9) any other material transaction party."

            u. Section 9.01(f)(iv) is hereby amended and restated in its entirety as follows:

                           "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer to) (1) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company or any Subservicer and any of the parties specified in Section 9.01(f)(iii)(I) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and
                           (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

            v. Section 9.01(f)(vi) is hereby renumbered as 9.01(f)(viii), and the following new Section 9.01(f)(vi) is hereby inserted as follows:

                           "(vi) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) calendar days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                                    (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                                    (ii)material breaches of pool asset
                                    representations or warranties or
                                    transaction covenants (Item 1121(a)(12) of
                                    Regulation AB); and

                                    (iii) information regarding new
                                    asset-backed securities issuances
                                    backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB)."

            w. Section 9.01(f)(vii) is hereby deleted in its entirety and replaced with the following new Section 9.01(f)(vii) as follows:

                           "(vii) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

            x. Section 9.01(g) is hereby amended and restated in its entirety as follows:

                           "(g) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction or in connection with the purchase of any servicing rights: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                                    (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under Sections 4.25, 6.04(ii), 6.06, 9.01(e) and (f) by or on behalf of the Company, or provided under Sections 4.25, 6.04(ii), 6.06, 9.01(e) and (f) by or on behalf of any Subservicer,
                                    Subcontractor or Third-Party Originator
                                    (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                                    (ii)any breach by the Company of its
                                    obligations under, or any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under, Sections 4.25, 6.04(ii), 6.06,
                                    9.01(e) and (f), including any failure by the Company to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

                                    (iii) any breach by the Company of a
                                    representation or warranty set forth in
                                    Section 9.01(f)(vi)(A) or in a writing
                                    furnished pursuant to Section
                                    9.01(f)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(f)(vi)(B) to the extent made as of a date subsequent to such closing date; or

                                    (iv)the negligence bad faith or willful
                                    misconduct of the Company in connection
                                    with its performance under this Article
                                    IX.

                           If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

                           In the case of any failure of performance described in sub-clause (ii) of this Section 9.01(g), the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer or any Subcontractor.

                           This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

            y. The following paragraph is hereby incorporated into the SWSA as new Section 13:

                           "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsections
                           6.04 and 6.06, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

            z. Section 10.01(ii) is hereby amended and restated in its entirety as follows:

                           "failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement (other than as set forth in Section 6.07) which continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or"

            aa. The word "or" added to the end of Section 10.01(ix) and the following paragraph is hereby incorporated into the SWSA as new Section 10.01(x):

                           "(x) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 6.04 and 6.06 which failure continues unremedied for a period of fourteen (14) calendar days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans."

            bb. Exhibit E to the SWSA is hereby replaced in its entirety with
                Exhibit IV hereto.

            cc. Exhibit J to the SWSA is hereby replaced in its entirety with
                Exhibit III hereto.

            dd. Written notice provided in compliance with Sections 9.01 (f)
                (iv) (v) and (vi) of the SWSA shall be substantially in the form of Exhibit V to this Agreement.


Miscellaneous

         8. Any notices or other communications permitted or required under the Agreement to be made to the Assignor, Assignee, the Master Servicer, the Company, and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:
         In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-5AR

         In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-5AR

         In the case of the Company:

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  Des Moines, Iowa  50328-0001
                  Attention:  John B. Brown, MAC#X2401-042

              With a copy to

                  Wells Fargo Bank, N.A.
                  7485 New Horizon Way
                  Frederick, Maryland  21703
                  Attention:  Laurie McGoogan, MAC#X3901-01C

              With a copy to:

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  Des Moines, Iowa  50328-0001
                  Attention:  General Counsel, MAC#X2401-06T


         9. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         10. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         11. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

         12. Each of this Agreement and the SWSA shall survive the conveyance of the Mortgage Loans and the assignment of the SWSA (solely with respect to the Mortgage Loans) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the SWSA.

         13. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         14. In the event that any provision of this Agreement conflicts with any provision of the SWSA with respect to the Mortgage Loans, the terms of this Agreement shall control.

         15. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the SWSA.


                           [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                      MORGAN STANLEY MORTGAGE CAPITAL INC.


                                      By:  /s/  Steven Shapiro
                                         --------------------------------
                                         Name:  Steven Shapiro
                                         Title: ED


                                      MORGAN STANLEY CAPITAL I INC.


                                      By:  /s/  Steven Shapiro
                                         --------------------------------
                                         Name:  Steven Shapiro
                                         Title: VP


                                      WELLS FARGO BANK, N.A.


                                      By:  /s/  Laurie McGoogan
                                         --------------------------------
                                         Name:  Laurie McGoogan
                                         Title: VP


Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By:  /s/  Patricia Russo
   ------------------------------
   Name:  Patricia Russo
   Title: VP

LASALLE BANK NATIONAL ASSOCIATION,
 as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-5AR


By:  /s/  Susan L. Feld
   ------------------------------
   Name:  Susan L. Feld
   Title: Assistant VP

                                  Schedule I

                       Specified Mortgage Loan Schedule

            [see Schedule A to the Pooling and Servicing Agreement on file with the Servicer, the Master Servicer and the Depositor]

Exhibit IIA: Standard File Layout - Delinquency Reporting


------------------------------------------------------------------------------------------------------------------------------
Column/Header Name             Description                                         Decimal    Format Comment
------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR              A unique number assigned to a loan by the
                               Servicer.  This may be different than the LOAN_NBR
------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                       A unique identifier assigned to each loan by the
                               originator.
------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                     Servicer Client Number
------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR              Contains a unique number as assigned by an external
                               servicer to identify a group of loans in their
                               system.
------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME            First Name of the Borrower.
------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME             Last name of the borrower.
------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                   Street Name and Number of Property
------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                     The state where the  property located.
------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                       Zip code where the property is located.
------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE         The date that the borrower's next payment is due to            MM/DD/YYYY
                               the servicer at the end of processing cycle, as
                               reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                      Loan Type (i.e. FHA, VA, Conv)
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE          The date a particular bankruptcy claim was filed.              MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE        The chapter under which the bankruptcy was filed.
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR            The case number assigned by the court to the
                               bankruptcy filing.
------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE         The payment due date once the bankruptcy has been              MM/DD/YYYY
                               approved by the courts
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE     The Date The Loan Is Removed From Bankruptcy.                  MM/DD/YYYY
                               Either by Dismissal, Discharged and/or a Motion For
                               Relief Was Granted.
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE             The Date The Loss Mitigation Was Approved By The               MM/DD/YYYY
                               Servicer
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                  The Type Of Loss Mitigation Approved For A Loan
                               Such As;
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE         The Date The Loss Mitigation /Plan Is Scheduled To             MM/DD/YYYY
                               End/Close
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE         The Date The Loss Mitigation Is Actually Completed             MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE           The date DA Admin sends a letter to the servicer               MM/DD/YYYY
                               with instructions to begin foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE         Date File Was Referred To Attorney to Pursue                   MM/DD/YYYY
                               Foreclosure
------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE               Notice of 1st legal filed by an Attorney in a                  MM/DD/YYYY
                               Foreclosure Action
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE      The date by which a foreclosure sale is expected to            MM/DD/YYYY
                               occur.
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE               The actual date of the foreclosure sale.                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                The amount a property sold for at the foreclosure       2      No commas(,) or dollar signs
                               sale.                                                          ($)
------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE            The date the servicer initiates eviction of the                MM/DD/YYYY
                               borrower.
------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE        The date the court revokes legal possession of the             MM/DD/YYYY
                               property from the borrower.
------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                     The price at which an REO property is marketed.         2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                      The date an REO property is listed at a particular             MM/DD/YYYY
                               price.
------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                      The dollar value of an offer for an REO property.       2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                The date an offer is received by DA Admin or by the            MM/DD/YYYY
                               Servicer.
------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE               The date the REO sale of the property is scheduled             MM/DD/YYYY
                               to close.
------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE        Actual Date Of REO Sale                                        MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                  Classification of how the property is occupied.
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE            A code that indicates the condition of the property.
------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE           The date a  property inspection is performed.                  MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                 The date the appraisal was done.                               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the property based on     2
                               brokers price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL              The amount the property would be worth if repairs       2
                               are completed pursuant to a broker's price opinion
                               or appraisal.
------------------------------------------------------------------------------------------------------------------------------
If applicable:
------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE             FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE             The circumstances which caused a borrower to stop
                               paying on a loan.   Code indicates the reason why
                               the loan is in default for this cycle.
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE            Date Mortgage Insurance Claim Was Filed With                   MM/DD/YYYY
                               Mortgage Insurance Company.
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                   Amount of Mortgage Insurance Claim Filed                       No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE             Date Mortgage Insurance Company Disbursed Claim                MM/DD/YYYY
                               Payment
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID              Amount Mortgage Insurance Company Paid On Claim         2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE          Date Claim Was Filed With Pool Insurance Company               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                 Amount of Claim Filed With Pool Insurance Company       2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE           Date Claim Was Settled and The Check Was Issued By             MM/DD/YYYY
                               The Pool Insurer
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID            Amount Paid On Claim By Pool Insurance Company          2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                       2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                        2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                      2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE        Date HUD Disbursed Part B Claim Payment                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                        2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans Admin               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim Payment               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim                2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
   o     ASUM-       Approved Assumption
   o     BAP-        Borrower Assistance Program
   o     CO-         Charge Off
   o     DIL-        Deed-in-Lieu
   o     FFA-        Formal Forbearance Agreement
   o     MOD-        Loan Modification
   o     PRE-        Pre-Sale
   o     SS-         Short Sale
   o     MISC-       Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
   o   Mortgagor
   o   Tenant
   o   Unknown
   o   Vacant

The Property Condition field should show the last reported condition of the property as follows:
   o     Damaged
   o     Excellent
   o     Fair
   o     Gone
   o     Good
   o     Poor
   o     Special Hazard
   o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

           -----------------------------------------------------------------
           Delinquency Code   Delinquency Description
           -----------------------------------------------------------------
           001                FNMA-Death of principal mortgagor
           -----------------------------------------------------------------
           002                FNMA-Illness of principal mortgagor
           -----------------------------------------------------------------
           003                FNMA-Illness of mortgagor's family member
           -----------------------------------------------------------------
           004                FNMA-Death of mortgagor's family member
           -----------------------------------------------------------------
           005                FNMA-Marital difficulties
           -----------------------------------------------------------------
           006                FNMA-Curtailment of income
           -----------------------------------------------------------------
           007                FNMA-Excessive Obligation
           -----------------------------------------------------------------
           008                FNMA-Abandonment of property
           -----------------------------------------------------------------
           009                FNMA-Distant employee transfer
           -----------------------------------------------------------------

           -----------------------------------------------------------------
           011                FNMA-Property problem
           -----------------------------------------------------------------
           012                FNMA-Inability to sell property
           -----------------------------------------------------------------
           013                FNMA-Inability to rent property
           -----------------------------------------------------------------
           014                FNMA-Military Service
           -----------------------------------------------------------------
           015                FNMA-Other
           -----------------------------------------------------------------
           016                FNMA-Unemployment
           -----------------------------------------------------------------
           017                FNMA-Business failure
           -----------------------------------------------------------------
           019                FNMA-Casualty loss
           -----------------------------------------------------------------
           022                FNMA-Energy environment costs
           -----------------------------------------------------------------
           023                FNMA-Servicing problems
           -----------------------------------------------------------------
           026                FNMA-Payment adjustment
           -----------------------------------------------------------------
           027                FNMA-Payment dispute
           -----------------------------------------------------------------
           029                FNMA-Transfer of ownership pending
           -----------------------------------------------------------------
           030                FNMA-Fraud
           -----------------------------------------------------------------
           031                FNMA-Unable to contact borrower
           -----------------------------------------------------------------
           INC                FNMA-Incarceration
           -----------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

           ----------------------------------------------------------------
              Status Code     Status Description
           ----------------------------------------------------------------
                  09          Forbearance
           ----------------------------------------------------------------
                  17          Pre-foreclosure Sale Closing Plan Accepted
           ----------------------------------------------------------------
                  24          Government Seizure
           ----------------------------------------------------------------
                  26          Refinance
           ----------------------------------------------------------------
                  27          Assumption
           ----------------------------------------------------------------
                  28          Modification
           ----------------------------------------------------------------
                  29          Charge-Off
           ----------------------------------------------------------------
                  30          Third Party Sale
           ----------------------------------------------------------------
                  31          Probate
           ----------------------------------------------------------------
                  32          Military Indulgence
           ----------------------------------------------------------------
                  43          Foreclosure Started
           ----------------------------------------------------------------
                  44          Deed-in-Lieu Started
           ----------------------------------------------------------------
                  49          Assignment Completed
           ----------------------------------------------------------------
                  61          Second Lien Considerations
           ----------------------------------------------------------------
                  62          Veteran's Affairs-No Bid
           ----------------------------------------------------------------
                  63          Veteran's Affairs-Refund
           ----------------------------------------------------------------
                  64          Veteran's Affairs-Buydown
           ----------------------------------------------------------------
                  65          Chapter 7 Bankruptcy
           ----------------------------------------------------------------
                  66          Chapter 11 Bankruptcy
           ----------------------------------------------------------------
                  67          Chapter 13 Bankruptcy
           ----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Column Name                Description                                     Decimal      Format Comment                        Max
                                                                                                                             Size
----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR           A value assigned by the Servicer to define a                 Text up to 10 digits                    20
                           group of loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                   A unique identifier assigned to each loan by                 Text up to 10 digits                    10
                           the investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the                    Text up to 10 digits                    10
                           Servicer. This may be different
                           than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME              The borrower name as received in the file.                   Maximum length of 30 (Last, First)      30
                           It is not separated by first and last name.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled            2       No commas(,) or dollar signs ($)        11
                           interest payment that a borrower is expected
                           to pay, P&I constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE              The loan interest rate as reported by the            4       Max length of 6                          6
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE               The loan gross interest rate less the service        4       Max length of 6                          6
                           fee rate as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE              The servicer's fee rate for a loan as                4       Max length of 6                          6
                           reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT               The servicer's fee amount for a loan as              2       No commas(,) or dollar signs ($)        11
                           reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                The new loan payment amount as reported by           2       No commas(,) or dollar signs ($)        11
                           the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE              The new loan rate as reported by the                 4       Max length of 6                          6
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE             The index the Servicer is using to calculate         4       Max length of 6                          6
                           a forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance at           2       No commas(,) or dollar signs ($)        11
                           the beginning of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL          The borrower's actual principal balance at           2       No commas(,) or dollar signs ($)        11
                           the end of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle that                 MM/DD/YYYY                              10
                           the borrower's next payment is due to the
                           Servicer, as reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1            The first curtailment amount to be applied.          2       No commas(,) or dollar signs ($)        11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1           The curtailment date associated with the                     MM/DD/YYYY                              10
                           first curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1            The curtailment interest on the first                2       No commas(,) or dollar signs ($)        11
                           curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------



SERV_CURT_AMT_2            The second curtailment amount to be applied.         2       No commas(,) or dollar signs ($)        11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2           The curtailment date associated with the                     MM/DD/YYYY                              10
                           second curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2            The curtailment interest on the second               2       No commas(,) or dollar signs ($)        11
                           curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3            The third curtailment amount to be applied.          2       No commas(,) or dollar signs ($)        11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3           The curtailment date associated with the                     MM/DD/YYYY                              10
                           third curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3             The curtailment interest on the third                2       No commas(,) or dollar signs ($)        11
                           curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                    The loan "paid in full" amount as reported by        2       No commas(,) or dollar signs ($)        11
                           the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                   The paid in full date as reported by the                     MM/DD/YYYY                              10
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                The standard FNMA numeric code                              Action Code Key: 15=Bankruptcy,          2
                           used to indicate the                                        30=Foreclosure, , 60=PIF,
                           default/delinquent status of a                              63=Substitution, 65=Repurchase,70=REO
                           particular loan.
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                The amount of the interest adjustment as             2       No commas(,) or dollar signs ($)        11
                           reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment amount, if         2       No commas(,) or dollar signs ($)        11
                           applicable.
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if                  2       No commas(,) or dollar signs ($)        11
                           applicable.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT              The amount the Servicer is passing as a loss,        2       No commas(,) or dollar signs ($)        11
                           if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal amount           2       No commas(,) or dollar signs ($)        11
                           due at the beginning of the cycle date to be
                           passed through to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL         The scheduled principal balance due to               2       No commas(,) or dollar signs ($)        11
                           investors at the end of a processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT             The scheduled principal amount as reported by        2       No commas(,) or dollar signs ($)        11
                           the Servicer for the current cycle -- only
                           applicable for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT              The scheduled gross interest amount less the         2       No commas(,) or dollar signs ($)        11
                           service fee amount for the current
                           cycle as reported by the Servicer
                           -- only applicable for
                           Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT              The actual principal amount collected by the         2       No commas(,) or dollar signs ($)        11
                           Servicer for the current reporting
                           cycle -- only applicable for
                           Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT               The actual gross interest amount less the            2       No commas(,) or dollar signs ($)        11
                           service fee amount for the current
                           reporting cycle as reported by the
                           Servicer -- only applicable for
                           Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------



PREPAY_PENALTY_ AMT        The penalty amount received when a borrower          2       No commas(,) or dollar signs ($)        11
                           prepays on his loan as reported by the
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the loan           2       No commas(,) or dollar signs ($)        11
                           waived by the servicer.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                   The Effective Payment Date of the                            MM/DD/YYYY                              10
                           Modification for the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                   The Modification Type.                                       Varchar - value can be alpha or numeric  30
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and                2       No commas(,) or dollar signs ($)        11
                           interest advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

                                                          SIDLEY DRAFT 3/26/06

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
         (a)

         (b) The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
         4-12.    Complete as applicable. Required documentation:
                  *  For taxes and insurance advances - see page 2 of 332 form
                  - breakdown required showing period
                     of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
                  * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
                  * Other expenses - copies of corporate advance history showing all payments
                  *  REO repairs > $1500 require explanation
                  *  REO repairs >$3000 require evidence of at least 2 bids.
                  *  Short Sale or Charge Off require P&L supporting the
                     decision and WFB's approved Officer Certificate
                  *  Unusual or extraordinary items may require further
                     documentation.
         13.      The total of lines 1 through 12.
         (c)      Credits:

         14-21.   Complete as applicable. Required documentation:
                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
                  *  Copy of EOB for any MI or gov't guarantee
                  * All other credits need to be clearly defined on the 332 form
         22.      The total of lines 14 through 21.

         Please Note:      For HUD/VA loans, use line (18a) for Part A/Initial
                           proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________         Date:  _______________
         Phone:  ______________________   Email Address:_____________________


--------------------   --------------------------  ---------------------------
Servicer Loan No.      Servicer Name               Servicer Address


--------------------   --------------------------  ---------------------------

   WELLS FARGO BANK, N.A. Loan No._____________________________

   Borrower's Name: _____________________________________________________
   Property Address: ____________________________________________________

   Liquidation Type:  REO Sale    3rd Party Sale      Short Sale    Charge Off

   Was this loan granted a Bankruptcy deficiency or cramdown      Yes     No
   If "Yes", provide deficiency or cramdown amount _________________________

   Liquidation and Acquisition Expenses:
   (1)  Actual Unpaid Principal Balance of Mortgage Loan     $___________ (1)
   (2)  Interest accrued at Net Rate                          ___________ (2)
   (3)  Accrued Servicing Fees                                ___________ (3)
   (4)  Attorney's Fees                                       ___________ (4)
   (5)  Taxes (see page 2)                                    ___________ (5)
   (6)  Property Maintenance                                  ___________ (6)
   (7)  MI/Hazard Insurance Premiums (see page 2)             ___________ (7)
   (8)  Utility Expenses                                      ___________ (8)
   (9)  Appraisal/BPO                                         ___________ (9)
   (10) Property Inspections                                  ___________ (10)
   (11) FC Costs/Other Legal Expenses                         ___________ (11)
   (12) Other (itemize)                                       ___________ (12)
            Cash for Keys__________________________           ___________ (12)

            HOA/Condo Fees_______________________             ___________ (12)
            ______________________________________            ___________ (12)

            Total Expenses                                   $___________ (13)
   Credits:
   (14) Escrow Balance                                       $___________ (14)
   (15) HIP Refund                                            ___________ (15)
   (16) Rental Receipts                                       ___________ (16)
   (17) Hazard Loss Proceeds                                  ___________ (17)
   (18) Primary Mortgage Insurance / Gov't Insurance          ___________ (18a)
              HUD Part A                                      ___________ (18b)

              HUD Part B
   (19) Pool Insurance Proceeds                               ___________ (19)
   (20) Proceeds from Sale of Acquired Property               ___________ (20)
   (21) Other (itemize)                                       ___________ (21)
        _________________________________________             ___________ (21)

        Total Credits                                        $___________ (22)
   Total Realized Loss (or Amount of Gain)                   $___________ (23)

Escrow Disbursement Detail


-------------------------------------------------------------------------------
      Type        Date   Period of   Total    Base       Penalties    Interest
   (Tax /Ins.)    Paid   Coverage    Paid    Amount
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  EXHIBIT III

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";



----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                            General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Policies and procedures are instituted to monitor any                              X
                       performance or other triggers and events of default
1122(d)(1)(i)          in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)         If any material servicing activities are outsourced to third parties,              X
                       policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)        Any requirements in the transaction agreements to
                       maintain a back-up servicer for the mortgage loans are
                       maintained.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is in effect on the                X
                       party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                           Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)          Payments on mortgage loans are deposited into the appropriate custodial            X
                       bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of an obligor or to an              X
                       investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)        Advances of funds or guarantees regarding collections, cash flows or               X
                       distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)         The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are
                       separately maintained (e.g., with respect to commingling of cash) as set           X
                       forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                     -9-

----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)          Each custodial account is maintained at a federally insured depository             X
                       institution as set forth in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities
                       Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.              X
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for all asset-backed               X
                       securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                       agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                           Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)          Reports to investors, including those to be filed with the Commission,             X
                       are maintained in accordance with the transaction agreements and
                       applicable Commission requirements.   Specifically, such reports (A) are
                       prepared in accordance with timeframes and other terms
                       set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as
                       to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)         Amounts due to investors are allocated and remitted in accordance with             X
                       timeframes, distribution priority and other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)        Disbursements made to an investor are posted within two business days to
                       the Servicer's investor records, or such other number of days specified            X
                       in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                                     -10-


----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)         Amounts remitted to investors per the investor reports agree with
                       cancelled checks, or other form of payment, or custodial bank                      X
                       statements.
----------------------------------------------------------------------------------------------------------------------
                                               Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)          Collateral or security on mortgage loans is maintained                             X
                       as required by the transaction agreements or related
                       mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)         Mortgage loan and related documents are safeguarded as required by the             X
                       transaction agreements
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)        Any additions, removals or substitutions to the asset pool are made,               X
                       reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)         Payments on mortgage loans, including any payoffs, made in accordance              X
                       with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)          The Servicer's records regarding the mortgage loans agree with the                 X
                       Servicer's records with respect to an obligor's unpaid principal balance.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)         Changes with respect to the terms or status of an obligor's mortgage               X
                       loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g., forbearance plans,                      X
                       modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                     -11-

----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)       Records documenting collection efforts are maintained during the period            X
                       a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------------
1122( d)( 4 )(ix)      Adjustments to interest rates or rates of return for mortgage loans with           X
                       variable rates are computed based on the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122( d)( 4 )(x)       Regarding any funds held in trust for an obligor (such as escrow                   X
                       accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122( d)( 4 )(xi)      Payments made on behalf of an obligor (such as tax or insurance                    X
                       payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any payment to be made on            X
                       behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)       Disbursements made on behalf of an obligor are posted within two                   X
                       business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts                              X
                       are recognized and recorded in accordance with the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                                     -12-

----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)         Any external enhancement or other support, identified
                       in Item 1114(a)(1) through (3) or Item 1115 of
                       Regulation AB, is maintained as set forth in the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                     [WELLS FARGO BANK, NATIONAL ASSOCIATION]
                                     [NAME OF SUBSERVICER]


                                     Date: ___________________________



                                     By: _____________________________

                                           Name:
                                           Title:

                                  EXHIBIT IV

                         FORM OF ANNUAL CERTIFICATION

         Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among
           [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of [Company],
certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

   (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B-1 to the Regulation AB Compliance Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

   (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

   (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

   (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

   (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                     Date: _____________________________

                                     By: _____________________________

                                           Name:
                                           Title:

                                   EXHIBIT V


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-5AR - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 9.01(f) [iv][v][vi] of the Seller's Warranties and Servicing Agreement, dated as of December 1, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Servicer, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

         Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address [ ] [NAME OF PARTY] as [role]


                                     By: _____________________________

                                           Name:
                                           Title:


                                     -17-